EXHIBIT 10.17
                          REGISTRATION RIGHTS AGREEMENT


            REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of November 18, 1996, by and among each of the persons named on SCHEDULE 1 annexed hereto (each, an "INVESTOR" and collectively, the "INVESTORS"), Gruntal & Co., Incorporated ("GRUNTAL), and LifeCell Corporation, a Delaware corporation (the "COMPANY").

                             W I T N E S S E T H:

            WHEREAS, the Investors and the Company have entered into that certain Securities Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), whereby the Investors have purchased (a) an aggregate of 124,157 shares of the Series B Preferred Stock, par value $.001 per share (the "SERIES B PREFERRED STOCK"), of the Company and (b) warrants (the "WARRANTS"; together with the Series B Preferred Stock, the "SECURITIES") to purchase an aggregate of 2,803,530 shares (the "WARRANT SHARES") of common stock, par value $.001 per share ("COMMON STOCK"), of the Company.

            WHEREAS, the Company has on the date hereof granted to Gruntal, the Company's placement agent in connection with the transactions evidenced by the Purchase Agreement, a warrant (the "GRUNTAL WARRANT") to purchase 354,734 shares (the "GRUNTAL WARRANT SHARES") of Common Stock in connection with such transactions.

            WHEREAS, the Company desires to grant registration rights to (a) the Investors with respect to the Warrant Shares and the shares of Common Stock into which the Series B Preferred Stock is convertible and (b) Gruntal with respect to the Gruntal Warrant Shares.

            NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Company and the Investors agree as follows:

                                  ARTICLE 1.
                                  DEFINITIONS

            All terms not defined herein or below shall have the meanings ascribed thereto in the Purchase Agreement.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "HOLDER" means an Investor or Gruntal, in either case, in its capacity as a holder of Registrable Securities.

            "NASD" shall mean the National Association of Securities Dealers,
Inc.

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            "REGISTRABLE SECURITIES" means (i) the Warrant Shares, (ii) the shares of Common Stock issued upon the conversion of shares of the Series B Preferred Stock issued pursuant to the Purchase Agreement, (iii) the Gruntal Warrant Shares, (iv) any shares of Common Stock issuable to the Investors pursuant to the right of first refusal set forth in Section 5 of the Purchase Agreement, and (v) any additional shares of Common Stock acquired by the Holder by way of a dividend, stock split or other distribution in respect of the Series B Preferred Stock. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities at such time when (x) a registration statement with respect to the sale of such securities has been declared effective by the Commission and such securities have been disposed of pursuant to such effective registration statement, (y) such securities have been distributed to the public pursuant to the provisions of Rule 144, or (z) such securities have ceased to be outstanding. For purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a Holder of such Registrable Securities hereunder, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "SELLING HOLDER" means an Investor or Gruntal, in either case, in its capacity as a seller of Registrable Securities pursuant to a registration statement under the Securities Act.

            "UNDERWRITER" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                                  ARTICLE 2.
                              REGISTRATION RIGHTS

            SECTION 2.1       SHELF REGISTRATION.

            (a) GENERAL. The Company covenants and agrees with the Investors and Gruntal that the Company will (i) prepare and file with the Commission no later than the 75th day following the Closing Date a registration statement under the Securities Act with respect to the public offering of the Registrable Securities referred to in clauses (i), (ii) and (iii) of the definition of Registrable Securities contained in Article I hereof (a "SHELF REGISTRATION"), (ii) use its best efforts (as used herein the term "best efforts" shall have the meaning commonly accorded such term as used in registration rights agreements similar to this Agreement) to have any such registration statement declared effective as soon as practicable and in any event no later than the 180th day following the Closing Date and (iii) prepare and file such post-effective amendment or amendments to such registration statement with respect to Registrable Securities referred to in clauses (iv) and (v) of the definition of Registrable Securities contained in Article I hereof. The Company hereby agrees to timely file all reports required under the Exchange Act for so long as the Company is obligated to maintain the effectiveness of the registration statement. Once the registration statement described
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in this subsection (a) has been declared effective, the Company shall maintain the registration statement in effect until (x) all Registrable Securities have been sold pursuant thereto or (y) no securities are outstanding that constitute Registrable Securities.

            (b) EFFECTIVE REGISTRATION. The Shelf Registration shall not be deemed to have been effected unless it has been declared effective by the Commission; PROVIDED, that if, after the registration statement has become effective, the offering of shares of Common Stock pursuant to such Shelf Registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of the shares of Common Stock pursuant to the Shelf Registration at any time within 180 days after the effective date of the registration statement, the Shelf Registration shall not be deemed to have been effected. If the Shelf Registration (i) is deemed not to have been effected or (ii) does not remain effective for a period of at least 180 days beyond the effective date thereof or, with respect to an underwritten offering of Registrable Securities, until 45 days after the commencement of the distribution by the Holders of the Registrable Securities included in such registration statement, then the Company shall continue to be obligated to effect such Shelf Registration pursuant to this Section 2.1.

            (c) OTHER HOLDERS. No securities other than Registrable Securities shall be included in the Shelf Registration.

            (d) SELECTION OF UNDERWRITER. If the Selling Holders so elect at any time, the offering of such Registrable Securities pursuant to such Shelf Registration shall be in the form of an underwritten offering and, if necessary, the Company shall amend the Shelf Registration to reflect such method of offering. The Selling Holder holding the largest number of Registrable Securities to be sold in such underwritten offering shall select one nationally recognized investment banker to act as the lead managing Underwriter in connection with such offering; and the Selling Holder holding the second largest number of Registrable Securities to be sold in such underwritten offering may at its option select one nationally recognized investment banker to act as the co-managing Underwriter in connection with such offering.

            SECTION 2.2       PIGGY-BACK REGISTRATION.

            (a) GENERAL. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective security holders (other than a registration statement on Form S-4 or S-8, or any substitute forms thereof that may be adopted by the Commission), a registration pursuant to Section 2.1 or any demand registration provided for pursuant to that certain Underwriters Warrant Agreement dated March 6, 1992, pursuant to which certain registration rights were granted to Robert Todd Financial Corporation), then the Company shall give prompt written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than twenty (20) days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder) (a "PIGGY-BACK REGISTRATION"). The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to

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be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section
2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective.

            No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a Shelf Registration pursuant to Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

            (b) REDUCTION. Notwithstanding anything to the contrary contained herein, if the managing Underwriter or Underwriters of any underwritten offering described in this Section 2.2 have informed, in writing, the Holders of the Registrable Securities requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, Holders of Registrable Securities and any other holders of securities of the Company desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered shall be reduced or limited in the following order of priority: FIRST, the number of shares to be offered by all other holders of securities of the Company (other than the Holders of Registrable Securities and other holders of securities of the Company who have registration rights, as set forth on SCHEDULE 2.2(B) annexed hereto (collectively, the "OTHER HOLDERS")) to the extent necessary to reduce the total number of shares as recommended by such managing Underwriters; and SECOND, if further reduction or limitation is required, the number of shares to be offered for the account of the Holders and the Other Holders shall be reduced or limited on a PRO RATA basis in proportion to the relative number of securities of the Holders and Other Holders participating in such registration. If, as a result of the proration provisions of this Section 2.2, any Holder shall not be entitled to include at least 50% of the Registrable Securities in a Piggy-Back Registration in which such Holder has requested to be included, such Holder may elect to withdraw his, her or its request to include such Holder's Registrable Securities in such registration (a "WITHDRAWAL ELECTION"); PROVIDED, HOWEVER, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the Piggy-Back Registration as to which such Withdrawal Election was made.

                                  ARTICLE 3.
                            REGISTRATION PROCEDURES

            SECTION 3.1 FILINGS; INFORMATION. In connection with the Shelf Registration (including any underwritten public offering pursuant to Section 2.1(d) hereof) or any Piggyback Registration, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

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            (a) REGISTRATION STATEMENTS. The Company will prepare and file with the Commission a registration statement with respect to such Registrable Securities (which, in the case of any underwritten public offering, shall include such additional information in the prospectus included therein as shall be reasonably requested by the managing Underwriter or Underwriters) and use its best efforts to cause such registration statement to become and remain effective until the completion of the distribution or until the Company's obligations otherwise terminate hereunder.

            (b) AMENDMENTS AND SUPPLEMENTS. The Company will prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in subsection (a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period.

            (c) COPIES FOR REVIEW. The Company will, as far in advance as practical, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish copies of such registration statement as proposed to be filed, together with exhibits thereto, to (i) each Selling Holder, (ii) not more than one counsel representing all Selling Holders, to be selected by a majority-in-interest of such Selling Holders, and (iii) each Underwriter, if any, of the Registrable Securities covered by such registration statement, which documents will be subject to review and approval by the foregoing within five (5) days after delivery, and thereafter as far in advance as practical, furnish to such Selling Holders, counsel and Underwriters, if any, for their review and comment such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents or information as such Selling Holders, counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holders.

            (d) STOP ORDERS. After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

            (e) BLUE SKY. The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests, and
(ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; PROVIDED, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (e), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction.

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            (f) CERTAIN EVENTS. The Company will immediately notify each Selling
Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the Holders of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment. The Company will promptly prepare and if required, cause to become effective, such supplement or amendment and deliver sufficient copies thereof to each Selling Holder.

            (g) AGREEMENTS. The Company and the Selling Holders will enter into customary agreements (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and the Selling Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company or to or for the benefit of such Underwriters also be made to and for the benefit of such Selling Holders.

            (h) DUE DILIGENCE. The Company will make available to each Selling Holder (and their counsel) and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and will also make available for inspection by any Selling Holder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; PROVIDED, that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, PROVIDED FURTHER, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. Each Selling Holder agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Selling Holder after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the
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basis for any market transactions in the securities of the Company or its affiliates (as defined in Rule 405 promulgated under the Securities Act) unless and until such information is made generally available to the public. Each Selling Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

            (i) SALES EFFORTS. In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing Underwriter for the offering or the Selling Holders, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows"; PROVIDED, that the Company shall not be obligated to participate in more than one such offering in any 12-month period.

            The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such registration any Holder who fails to provide such information.

            Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

            SECTION 3.2 REGISTRATION EXPENSES. In connection with the Shelf Registration and any Piggy-Back Registration, the Company shall pay the following registration expenses incurred in connection with the registration thereunder (the "REGISTRATION EXPENSES"): (i) all registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) processing, duplicating and printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit), (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and expenses of one firm of counsel for the Holders to be selected by the Holders of at least 66.67% of the Registrable Securities to be included in such registration, and (ix) any other fees and disbursements of underwriters customarily paid by issuers or sellers of securities. The Company
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shall have no obligation to pay any other underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or the cost of any special audit required, such costs to be borne by the Holder or Holders making the request.

            SECTION 3.3 ADVICE BY COMPANY. The Company will keep each Holder advised as to the completion of any registration contemplated in this Agreement. At its expense, the Company will furnish promptly to each Holder such number or copies of prospectuses (including preliminary prospectuses), and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as any such Holder from time to time may reasonably request.

                                  ARTICLE 4.
                       INDEMNIFICATION AND CONTRIBUTION

            SECTION 4.1 INDEMNIFICATION BY THE COMPANY. The Company shall, to the full extent permitted by law, indemnify and hold harmless each Selling Holder, its partners, officers, directors, employees and agents, and each person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling person (collectively, "HOLDER COVERED PERSONS"), from and against any loss, claim, damage, liability, reasonable attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim, joint or several, and any action in respect thereof (collectively, the "DAMAGES"), to which any such Holder Covered Person may become subject under the Securities Act or otherwise, insofar as such Damages (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or any amendment or supplement thereto, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of any federal or state securities law or any rule or regulation thereof, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder expressly for use therein, and shall reimburse each Holder Covered Person for any legal and other expenses reasonably incurred by that Holder Covered Person in investigating or defending or preparing to defend against any such Damages or proceedings; PROVIDED, HOWEVER, that the Company shall not be liable to any Selling Holder to the extent that any such Damages (or action or proceeding in respect thereof) arise out of or are based upon any untrue statement or omission made in any preliminary prospectus if (i) such Selling Holder failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Selling Holder to the person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or such omission; PROVIDED FURTHER, that the Company shall not be liable to any Selling Holder in any such case to the extent that any such Damages arise out of or are based upon any untrue statement or omission in any prospectus if (x) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (y) having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented, such Selling Holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting

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the claim from which such Damages arise. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls any such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

            SECTION 4.2 INDEMNIFICATION BY SELLING HOLDERS. Each Selling Holder shall, to the full extent permitted by law, severally but not jointly, indemnify and hold harmless the Company, its officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling person (collectively, "COMPANY COVERED PERSONS"), to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder, or its plan of distribution, furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus and the aggregate amount which may be recovered from any Selling Holder pursuant to the indemnification provided for in this Section 4.2 in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such Holder from the sale of such Registrable Securities. In case any action or proceeding shall be brought against any Company Covered Person in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company Covered Persons, and the Company Covered Persons shall have the rights and duties given to such Selling Holder, by Section 4.1. Each Selling Holder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2. The Company shall be entitled to receive indemnities from Underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement.

            SECTION 4.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2 (an "INDEMNIFIED PARTY") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an "INDEMNIFYING PARTY"), notify the Indemnifying Party in writing of the claim or the commencement of such action; PROVIDED that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 and except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that the Indemnified Party shall have the right to employ
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separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Company and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

            SECTION 4.4 CONTRIBUTION. If the indemnification provided for in this Article 4 is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 is several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

                                  ARTICLE 5.
                                 MISCELLANEOUS

            SECTION 5.1 OTHER REGISTRATION RIGHTS; HOLDBACK. The Company represents and warrants to the Holders that, except as set forth on SCHEDULE 2.2(B), there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would conflict in any material respect with any provision of this Agreement. The Company shall not in the future grant to any owner or purchaser of shares of capital stock of the Company registration rights unless (a) such registration rights are made subordinate to the rights granted hereunder so that each Holder shall have priority to participate in any piggy-back registration with respect to such other shares of capital stock of the Company and (b) if the offering by the Holders is underwritten, such owner or purchaser agrees not to sell any shares of capital stock of the Company during the period commencing ten (10) days prior to any such underwritten offering and ending ninety (90) days following any such underwritten offering (or for such shorter period of time as is sufficient and appropriate, in the opinion of any managing Underwriter(s)). If requested by managing Underwriter(s) in any such registration, the Company shall request the directors and executive officers of the Company to execute and deliver similar holdback agreements.

            SECTION 5.2 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any underwritten registration hereunder unless such person
(a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights. Notwithstanding the foregoing, no Holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the Underwriters other than those customarily made by selling stockholders in such registrations, including without limitation representations, warranties or agreements regarding such Holder and its ownership of the securities being registered on its behalf and such Holder's intended method of distribution and any other representation required by law.

            SECTION 5.3 HOLDBACK AGREEMENT. For so long as the Holder has the right to have Registrable Securities included in any registration pursuant to this Agreement, the Holder agrees in connection with any underwritten registration of the Company's securities, upon the request of the Underwriters managing such underwritten offering of the Company's securities, not to effect any public sale or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any Registrable Securities without the prior written consent of the Company or such Underwriters, as the case may be, within ten (10) days prior to or ninety (90) days after the effective date of such registration, as the Company or the Underwriters may specify.

            SECTION 5.4 SUSPENSION OF TRADING. After the Company has filed any registration statement pursuant to this Agreement, and if such registration shall be in connection with an underwritten offering of the Company's securities, upon the request of the managing Underwriter or Underwriters the Company may suspend the sale of Common Stock for up to ninety (90) days; PROVIDED, HOWEVER, that no such suspension shall occur on more than one occasion within any one year period.

            SECTION 5.5 RULE 144 AND 144A. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

            SECTION 5.6 SUSPENSION OF OBLIGATION TO FILE. Notwithstanding the provisions of Section 3.1(a), the Company's obligations to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days if there exists at the time material non-public information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed.

            SECTION 5.7       GENERAL.

            (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

            (b) NOTICES. All notices or other communications shall be in writing and shall be personally served or mailed, registered or certified, return receipt requested, postage prepaid (or by a substantially similar method), or delivered by a reputable overnight courier service with charges prepaid, or transmitted by hand delivery or facsimile, addressed as set forth below, or such other address as such party shall have specified most recently by written notice:

            If to the Company:

                        LifeCell Corporation
                        3606 Research Forest Drive
                        The Woodlands, Texas  77381
                        Attention: President
                        Telephone: (713) 367-5368
                        Telecopy: (713) 363-3360

            with a copy to:

                        Fulbright & Jaworski L.L.P.
                        1301 McKinney Street, Suite 5100
                        Houston, Texas  77010-3095
                        Attention:  Robert E. Wilson, Esq.
                        Telephone: (713) 651-5151
                        Telecopy:  (713) 651-5246

            Notice to any Holder shall be sent to the address listed on SCHEDULE 1 or to such other address which the Holder shall have provided in writing in accordance with this Section 5.7(b).

            Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by telecopier (with telephonic confirmation of receipt). Notice otherwise sent as provided herein shall be deemed given or delivered on the third business day following the date of postmark or on the next business day following delivery of such notice to a reputable overnight courier service.

            (c) BINDING EFFECT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

            (d) NO WAIVER. No failure on the part of the Company or the Investors in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof or of any other right, power or privilege, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or of any other right, power or privilege.

            (e) ENTIRE AGREEMENT. This Agreement sets forth the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes any prior oral or written agreements among the parties.

            (f) HEADINGS. The headings of this Agreement are solely for the convenience of the parties and shall not affect the interpretation or effect of any terms or provisions hereof.

            (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

            (h) SEVERABILITY. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

            (i) AMENDMENTS AND WAIVERS. This Agreement may be amended, modified and supplemented, and compliance with any term, covenant, agreement or condition contained herein may be waived either generally or in particular instances, only by a written instrument executed by the Company and the holders of at least a majority of the then outstanding Registrable Securities (for this purpose, treating (i) the Series B Preferred Stock as if it had been converted into Common Stock and (ii) each of the Warrants and the Gruntal Warrant that is then exercisable pursuant to its terms as if it had been exercised in full). No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

            (j) FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

            (k) REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, inducing monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

                          *     *     *      *     *

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                           LIFECELL CORPORATION


                           By /s/PAUL M. FRISON
                                 Paul M. Frison
                                 President and Chief Executive Officer


                           VECTOR LATER-STAGE EQUITY FUND, L.P.

                           By Vector Fund Management, L.P., its General Partner


                           By Unreadable Signature

                           Its President


                           CIBC WOOD GUNDY VENTURES, INC.


                           By /s/LORI KOFFMAN
                                 Name:Lori Koffman
                                 Title:Managing Director

                           GRUNTAL & CO., INCORPORATED

                              By
                                    Name:
                                    Title:

                                               [REGISTRATION RIGHTS AGREEMENT]


      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.


      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ DAVID SAKS
                                   (Signature)

                                    Name: David Saks

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                      The Woodlands Venture Capital Company

                              By:   /S/ DON E. ROOSE, JR.
                                   (Signature)

                                    Name:       Don E. Roose, Jr.
                                                Vice President and Controller

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.

                          /S/ CHRISTOPHER C. KRAFT, JR.
                                   (Signature)

                         Name: Christopher C. Kraft, Jr.

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.

                          /S/ P. WILLIAM CURRERI, M.D.
                                   (Signature)

                                    Name: P. William Curreri

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 6th day of November, 1996.

                                    /S/ STEPHEN LIVESEY
                                   (Signature)

                                    Name: Stephen Livesey

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ LISA B. TUCKERMAN
                                   (Signature)

                                    Name:       Lisa B. Tuckerman
                                                Managing Director of the General
                                                Partner, S.B.S.F. Biotechnology
                                                Partners, L.P.

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ JEROME SCHACHTER
                                   (Signature)

                                    Name: Jerome Schachter

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.


      Dated this 1st day of November, 1996.

                                    /S/ JOHN S. BAI
                                   (Signature)

                                    Name: John S. Bai

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ ROBERT WEINSTEIN
                                   (Signature)

                                    Name: Robert Weinstein

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ JAMES C. GALE  /S/ JUDITH S. HASELTON
                                   (Signature)

                                    Name:       James C. Gale
                                                Judith S. Haselton

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ JAMES C. GALE, TRUSTEE
                                   (Signature)

                                    Name:       James C. Gale, Trustee F/B/O
                                                Ariana J. Gale

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this ____ day of November, 1996.


                                    /S/ JOHN CIRRITO
                                   (Signature)

                                    Name: John Cirrito

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ B. MICHAEL PISANI
                                   (Signature)

                                    Name: B. Michael Pisani

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this ____ day of November, 1996.

                                    /S/ JOHN LATSHAW
                                   (Signature)

                                    Name: John Latshaw

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ EVAN KLEINBERG
                                   (Signature)

                                    Name: Evan Kleinberg

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ DOUGLAS KLEINBERG
                                   (Signature)

                                    Name: Douglas Kleinberg

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ DANIEL KLEINBERG

                                    /S/ ELAINE KLEINBERG
                                   (Signature)

                         Name: Daniel & Elaine Kleinberg

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ ALLEN L. BOORSTEIN
                                   (Signature)

                                    Name:       Allen L. Boorstein,
                                                General Partner
                                                Chinook Equities

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this ____ day of November, 1996.

                                    /S/ BARRY RICHTER
                                   (Signature)

                                    Name: Barry Richter

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ STEPHEN G. WEISS
                                   (Signature)

                                    Name: Stephen G. Weiss

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ JOSEPH BATTIPAGLIA
                                   (Signature)

                                    Name: Joseph Battipaglia

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ WILLIAM J. STRAZZULLO
                                   (Signature)

                                    Name: William J. Strazullo

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ ROBERT SABLOWSKY
                                   (Signature)

                                    Name: Robert Sablowsky

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this ____ day of November, 1996.

                                    /S/ JOHN D. GOLDBERG
                                   (Signature)

                                    Name: John D. Goldberg

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ JOSEPH A. RUSSO
                                   (Signature)

                                    Name: Jospeh A. Russo

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 31st day of October, 1996.

                                    /S/ MICHAEL GIRONTA
                                   (Signature)

                                    Name: Michael Gironta

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ DONNA GREENBERG

                                    /S/ CHARLES L. GREENBERG
                                   (Signature)

                                    Name: Donna Greenberg
                                          Charles L. Greenberg

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ RICHARD L. SERRANO
                                   (Signature)

                                    Name: Richard L. Serrano

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this ____ day of November, 1996.


                      /S/ DAVID HARRIS /S/ MARY JANE HARRIS
                                   (Signature)

                                    Name: David Harris     Mary Jane Harris

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ PAUL B. ANKIN

                                    /S/ LOIS F. ANKIN
                                   (Signature)

                       Name: Paul B. Ankin & Lois F. Ankin

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ JEROME SCHACHTER
                                   (Signature)

                                    Name: Jerome Schachter

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ MICHAEL J. KOBLITZ
                                   (Signature)

                                    Name: Michael J. Koblitz, as Trustee

                                               [REGISTRATION RIGHTS AGREEMENT]


      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.

                                    /S/ SHELDON DROBNY
                                   (Signature)

                                    Name: Sheldon Drobny

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 5th day of November, 1996.

                                    /S/ PERRY H. BACON
                                   (Signature)

                                    Name: Perry H. Bacon

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.

                                    /S/ JAMES J. PELTS
                                   (Signature)

                                    Name: James J. Pelts

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.

                                    /S/ ROBERT WEINSTEIN
                                   (Signature)

                                    Name: Robert Weinstein

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this ____ day of November, 1996.

                                    TECHNOLOGY FUNDING MEDICAL
                                     PARTNERS L.L.P.

                                    By:   Technology Funding, Inc.
                                          Managing General Partner

                                    By:/S/ THOMAS J. TOY

                                    Name: Thomas J. Toy
                                          Vice President

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 2nd day of November, 1996.

                                    /S/ RONALD KOENIG
                                   (Signature)

                                    Name: Ronald Koenig

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ ROBERT M. ADAMS
                                   (Signature)

                                    Name: Robert M. Adams

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.

                                    /S/ E. A. KERBS
                                   (Signature)

                                    Name: E. A. Kerbs

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/Bernard B. Salzman
                                   (Signature)

                                    Name: Bernard B. Salzman IRA
                                          Gruntal & Co. Custodian

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.

                                    /S/ MICHAEL H. RICHMOND
                                   (Signature)

                                    Name: Michael H. Richmond

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 2nd day of November, 1996.

                                    /S/ MICHAEL E. CAHR
                                   (Signature)

                                    Name: Michael E. Cahr

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 11th day of November, 1996.

                                    /S/ DON E. SANDERS
                                   (Signature)

                                    Name: Don E. Sanders

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.

                                    /S/ JEFFREY R. KEELER
                                   (Signature)

                                    Name: Jeffrey R. Keeler

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.

                                    /S/ JONATHAN GREENWALD AS GENERAL PARTNER
                                   (Signature)

                                    Name: Jonathan Greenwald as General Partner

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 4th day of November, 1996.

                                    /S/ MARK RICE
                                   (Signature)

                                    Name: Mark Rice
                                          Namax Corp. - President

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 1st day of November, 1996.

                                    /S/ LISA B. TUCKERMAN
                                   (Signature)

                                    Name: Lisa B. Tuckerman
                                          Managing Director of the General
                                          Partner, S.B.S.F. Biotechnology
                                          Fund, L.P.

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 6th day of November, 1996.

                                    /S/ FREDERIC GREENBERG
                                   (Signature)

                                    Name: Frederic Greenberg

                                               [REGISTRATION RIGHTS AGREEMENT]

      SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BETWEEN LIFECELL CORPORATION (THE "COMPANY") AND CERTAIN INVESTORS, RELATING TO THE SALE OF THE COMPANY'S SERIES B PREFERRED STOCK AND WARRANTS AS DESCRIBED IN THE COMPANY'S PRIVATE PLACEMENT MEMORANDUM, DATED OCTOBER 29, 1996.

      The undersigned hereby authorizes Gruntal & Co., Incorporated to deliver this signature page to the Company at the closing of the offering of the Company's offering of Series B Preferred Stock.

      Dated this 6th day of November, 1996.

                                    /S/ MICHAEL J. KOBLITZ
                                   (Signature)

                                    Name: Michael J. Koblitz

                                  SCHEDULE 1

                                   INVESTORS

Vector Later-Stage Equity Fund, L.P.
1751 Lake Cook Road, Suite 350
Deerfield, Illinois  60015

CIBC Wood Gundy Ventures, Inc.
425 Lexington Avenue
New York, New York  10017

The Woodlands Venture Capital Company
2201 Timberloch Place
The Woodlands, TX 77380

SBSF Biotechnology Fund, L.P.
c/o Lisa Tuckerman
Spears Benzak Salomon & Farrell
45 Rockefeller Plaza -- 33rd Floor
New York, NY  10111

SBSF Biotechnology Partners, L.P.
c/o Lisa Tuckerman
Spears Benzak Salomon & Farrell
45 Rockefeller Plaza -- 33rd Floor
New York, NY  10111

Jerome Schachter
2926 Leanne Court
Northbrook, IL  60062

Paul B. Ankin and Lois F. Ankin,
  as joint tenants
4233 W. Grove
Skokie, IL  60076

David and Mary Jane Harris
174 Pacific Street, Apt. 2A
Brooklyn, NY  11201

Richard L. Serrano
64 Brighton Avenue
Bloomfield, NJ  07003

Charles and Donna Greenberg
503 Pinehurst Court
Roslyn, NY  11576

Michael Gironta
89 Ridgewood Avenue
Glen Ridge, NJ  07028

Joseph A. Russo
3 Midwood Avenue
Verona, NJ  07044

John D. Goldberg
2500 East Hallandale Beach Blvd.
Suite 500
Hallandale, FL  33009-4838

Robert Sablowsky
150 East 69th Street, 16A
New York, NY  10021

William J. Strazzullo
750 Columbus Avenue, 4C
New York, NY  10025

Joseph Battipaglia
77 Water Street (10th Floor)
New York, NY  10005

Stephen G. Weiss
115 Ravin Oaks Lane
Highland Park, IL  60035

Barry Richter
Tideway
Sandspoint, NY  11050

Chinook Equities, Inc.
147 East 48th Street

New York, NY  10017

Daniel and Elaine Kleinberg
3 Centennial Road
Livingston, NJ  07039

Douglas Kleinberg
200 East 95th Street, Apt. 126
New York, NY  10128

Evan Kleinberg IRA
Gruntal & Co. Custodian
3 Centennial Road
Livingston, NJ  07039

John Latshaw
5049 Wornall #2C
Kansas City, MO  64112

B. Michael Pisani
44 Lake Road
Short Hills, NJ  07078

John Cirrito
29 Rambling Drive
Scotch Plains, NJ  07076

James C. Gale, Trustee F/B/O Ariana J. Gale
315 W. 106th Street, Apt. 4A
New York, NY  10025

James C. Gale and Judith S. Haselton
315 West 106th Street, Apt. 4A
New York, NY  10025

Robert Weinstein
155 West 68th Street, 24C
New York, NY  10023

John S. Bai
30 West 61st, 27A
New York, NY  10023

William J. McCluskey
25 Wisconsin Street
Long Beach, NY  11561

David F. Saks
2 Knollcliff Road
Woodcliff Lake, NJ  07675

P. William Curreri, M.D.
217 Berwyn Drive, W. #222
Mobile, Alabama  36608

Christopher C. Kraft, Jr.
Smith Barney Inc. KEO P/S Custodian
14919 Village Elm Street
Houston, TX  77062

Michael H. Richmond
20 E. Wedgewood Glen
The Woodlands, TX  77381

Stephen Livesey
3606 Research Forest Drive
The Woodlands, TX  77381

Michael E. Cahr
1051 Saxony Drive
Highland Park, IL  60035

Technology Funding Medical Partners I, L.P.
2000 Alameda de las Pulgas
San Mateo, CA  94403

Ronald Koenig
114 No. Village Way
Jupiter, Florida  33458

Robert M. Adams
P.O. Box 998
Plandome, NY  11030

Edward A. Kerbs
8 South Cherry Lane
Rumson, NJ  07760

Bernard B. Salzman IRA,
Gruntal & Co., Inc., Custodian
20 S. Charles Street
Baltimore, MD  21201

Don A. Sanders
3100 Texas Commerce Tower
Houston, TX  77002

Jeffrey Keeler
577 W. 50th Street
Miami Beach, FL  33140

Harbour Court L.P., II
253 W. 73rd St., Apt. 6D
New York, NY  10023
Attention:  Jonathan Greenwald

Namax Corp.
666 Dundee Road, Suite 1801
Northbrook, IL  60062
Attention:  Mark Rice, President

Sheldon Drobny
95 Revere Drive, Suite A
Northbrook, IL  60062

Perry H. Bacon
5300 Mission Woods Road
Shawnee Mission, KS  66205

James J. Pelts
29 East Madison Street, Suite 1505
Chicago, IL  60602

The Marcus L. Koblitz Trust
Michael J. Koblitz, Trustee
12 Downey Drive
Tenafly, NJ  07670

The Lauren J. Koblitz Trust,
Michael J. Koblitz, Trustee
12 Downey Drive
Tenafly, NJ  07670

Pharmaceutical & Medical Technology Fund
300 Park Avenue
New York, NY  10022

Strategic Healthcare Fund
300 Park Avenue
New York, NY  10022

Michael J. Koblitz
12 Downey Drive
Tenafly, NJ  07670

                                SCHEDULE 2.2(B)

                           OTHER REGISTRATION RIGHTS

The holders of capital stock listed below pursuant to the Amended and Restated Registration Rights Agreement, dated February 26, 1992, as amended, by and among the Company and the holders of capital stock of the Company identified therein:

                  Allstate Insurance Company
                  The Woodlands Venture Fund, L.P.
                  Tenneco Insurance Ventures, Inc.
                  The Woodlands Venture Capital Company
                  Board of Regents of the University of Texas System Technology Funding Partners III, L.P.
                  Paul M. Frison

Robert Todd Financial Corporation pursuant to the Underwriter's Warrant Agreement, dated March 6, 1992, between the Company and Robert Todd Financial Corporation, as amended by First Amendment to Underwriter's Warrant Agreement, dated January 23, 1993, by and between the Company and Robert Todd Financial Corporation.

Medtronic, Inc. pursuant to the Investment Agreement, dated March 3, 1994, as amended, between the Company and Medtronic, Inc.

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